INTANGIBLE ASSETS, NET (Schedule of Estimated Amortization Expense) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Estimated amortization expense
2016	$ 746
2017	746
2018	746
2019	746
2020-2023	1,479
Intangible assets, net	$ 4,463	$ 4,474